UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2006

ACUITY BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16583	58-2632672
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1170 Peachtree St., N.E., Suite 2400, Atlanta, GA	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 404-853-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)

☐	Pre-commencement communications pursuant to Rule 14-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – Entry into a Material Definitive Agreement.

On June 5, 2006, Acuity Brands, Inc., (the “Company”) announced that William A. (Bill) Holl joined the Company as Executive Vice President of the Company and President and Chief Executive Officer of Acuity Specialty Products Group, Inc. Mr. Holl succeeds James H. Heagle, who has retired from the Company. The terms of Mr. Holl’s employment are set forth in the offer letter filed as Exhibit 99.1 to this report. The Company entered into a Change in Control Agreement and a Severance Agreement with Mr. Holl in the forms set forth as Exhibits 99.1 and 99.2, respectively, to the Company’s Current Report on Form 8-K filed April 27, 2006.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Designation	Description
99.1	Employment Offer Letter – William A. Holl

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 7, 2006

ACUITY BRANDS, INC.

By:	/s/ Helen D. Haines
Helen D. Haines
Vice President and Secretary